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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                            February 25, 1998 (January 30, 1998)
                                            ------------------------------------

                               THE SCOTTS COMPANY
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             (Exact name of registrant as specified in its charter)


            OHIO                       1-11593                 31-1199481
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(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                Number)            Identification No.)


                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO 43041
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (937) 644-0011
                                                           --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         Index to Exhibits is on Page 5.
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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS.

              On January 30, 1998, The Scotts Company (the "Registrant") acquired an 80% interest in Sanford Scientific Inc. ("SSI"), a leading research company in the rapidly advancing field of genetic engineering of plants. The Registrant acquired its interest from SSI founder and president, Dr. John Sanford, who with his wife, is retaining a 20% interest and will remain with SSI. The consummation of this acquisition is described in the press release issued on February 2, 1998, which is included herewith as Exhibit 99(a).

              On February 13, 1998, the Registrant acquired all of the outstanding shares of Earthgro, Inc. ("Earthgro"), from an investor group led by E.M. Warburg, Pincus & Co., LLC for approximately $47 million. Earthgro, the Northeast region's leading organics company, is headquartered in Glastonbury, Connecticut and has production facilities in Maine, Connecticut, New Jersey, Pennsylvania, Virginia and North Carolina. The consummation of this acquisition is described in the press release issued on February 13, 1998, which is included herewith as Exhibit 99(b).

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                   DESCRIPTION
                    --------------                   -----------

                         99(a)           Press Release issued February 2, 1998

                         99(b)           Press Release issued February 13, 1998

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ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

              Not Applicable.

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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SCOTTS COMPANY

Date:  February 25, 1998            By: /s/ Jean H. Mordo
                                        ---------------------------------------
                                        Jean H. Mordo, Executive Vice President
                                        and Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT NUMBER                    DESCRIPTION                      PAGE NO.
--------------                    -----------                      --------
    99(a)            Press Release Issued February 2, 1998            *
    99(b)            Press Release Issued February 13, 1998           *

---------
*Filed herewith

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